UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2022

BLINK CHARGING CO.
(Exact name of registrant as specified in its charter)

Nevada	001-38392	03-0608147
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

605 Lincoln Road, 5th Floor Miami Beach, Florida	33139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 521-0200

N/A
(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	BLNK	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	BLNKW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

Blink Charging Co.

June 15, 2022

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As previously disclosed in our Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on June 14, 2022, we entered into an Agreement and Plan of Merger (the “Acquisition Agreement”) with SemaConnect, Inc., a Delaware corporation (“SemaConnect”), pursuant to which we agreed to acquire SemaConnect (the “Acquisition”). As of June 15, 2022, the closing conditions under the Acquisition Agreement have been met, and the Acquisition was completed (the “Closing”). Upon the Closing, SemaConnect became a wholly owned subsidiary of our company.

The acquisition consideration was approximately $200,600,000, on a cash-free, debt-free basis (subject to certain customary adjustments for working capital). The consideration paid in the transaction consisted of: (a) $80,600,000 in cash, (i) $40,000,000 of which was paid at Closing and (ii) the remaining $40,600,000 of which is to be paid not earlier than nine months following the Closing and not later than three years following the Closing; and (b) $118,132,295, represented by 7,454,975 shares of our common stock (the “Stock Payment”). The Stock Payment was calculated based on the arithmetic average of the daily volume weighted average price of our common stock during the 20 consecutive trading days ending on the last trading day prior to the date of the Closing, which equaled $15.8461 per share, and represented approximately 14.9% of the outstanding shares of our common stock after giving effect to the issuance thereof. The shares issued under the Stock Payment are subject to a lock-up agreement for three months following issuance, and a leak-out agreement during each subsequent five one-month periods thereafter whereby, among other conditions, no more than 20% of the shares issued to a SemaConnect stockholder may be sold by such stockholder. Each of the stockholders of SemaConnect who received our stock received registration rights in respect of the shares issued to such stockholder under the Stock Payment pursuant to a registration rights agreement, the form of which is attached hereto as Exhibit 10.1 and incorporated herein in its entirety.

The following sums of cash are being held in escrow accounts to cover the following items: (a) for the period of 12 months following the Closing, $1,500,000 for any losses or damages we may incur by reason of, among other things, any misrepresentation or breach of warranty by SemaConnect under the Acquisition Agreement, and (b) until the finalization of the working capital adjustments, $500,000 for any amounts we are owed under working capital adjustments. Another post-closing remedy for indemnity claims is the proceeds from representations and warranties insurance that we have obtained in connection with the Acquisition.

Mahi Reddy, who will remain the Chief Executive Officer of our SemaConnect subsidiary following the Closing, entered into an employment offer letter with our subsidiary, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein in its entirety.

Item 3.02.	Unregistered Sales of Equity Securities.

On June 15, 2022, we issued shares of our common stock in the Acquisition described in Item 2.01 above in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933 (the “Securities Act”) and Regulation D promulgated thereunder, which exempts transactions by an issuer not involving any public offering. The shares of common stock offered in the Acquisition have not been registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. Each of the stockholders of SemaConnect who received our stock has or will be required to represent that such stockholder is an “accredited investor” as that term is defined in Rule 501(a) of the Securities Act, and is obtaining the stock solely for such stockholder’s own account for investment purposes and not with a view to, or for offer or sale in connection with, any distribution thereof. Our shares of common stock will be issued subject to a restrictive legend advising that the shares may not be transferred or sold except pursuant to the registration provisions of the Securities Act or pursuant to an opinion of counsel satisfactory to our company that such registration is not required. Transfer of these shares is subject to a contractual restriction that holders of such stock may not make any sale, any short sale of, loan, grant any option for the purchase of, or otherwise assign, pledge, hypothecate or dispose of any such shares for a period of three months following the Acquisition, except as otherwise expressly consented to by us. For a period of five months thereafter, no more than 20% of our common stock received by a stockholder of SemaConnect pursuant to the Acquisition Agreement may be sold during any such month by such stockholder, and no more than its respective pro rata share of 5% of the average daily trading volume of our common stock during the immediately preceding completed calendar month may be sold on any one trading day. The information set forth above in Item 2.01 of this Current Report with respect to our issuance of shares to SemaConnect stockholders is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

We issued a press release announcing the Closing of the Acquisition Agreement on June 21, 2022, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein in its entirety.

The information in this Item 7.01 of this Current Report is being furnished and shall not be deemed filed for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), nor will it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

Statements contained herein which are not historical facts may be considered forward-looking statements under federal securities laws and may be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “should,” “will” or words of similar meaning. Such forward-looking statements are based on our management’s current beliefs as well as assumptions made by and information currently available to them, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual outcomes and results may vary materially from these forward-looking statements based on a variety of risks and uncertainties including risks related to the acquisition of SemaConnect, as well as our ability to integrate the acquired business within expected timeframes and to achieve the revenue, cost savings and earnings levels from such acquisition at or above the levels projected.

Other important factors and information are described under the heading “Risk Factors” in our Form 10-K filed with the SEC on March 16, 2022, our Form 10-Q filed with the SEC on May 10, 2022, and in subsequent filings made by us with the SEC, which are available on the SEC’s website at www.sec.gov. We caution you not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. We do not undertake any duty to update any forward-looking statement or other information in this Current Report on Form 8-K, except as required by U.S. federal securities law.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired. We intend to file the financial statements of SemaConnect required by Item 9.01(a) as part of an amendment to this Current Report on Form 8-K no later than September 1, 2022.

(b) Pro Forma Financial Information. We intend to file the pro forma financial information required by Item 9.01(b) as part of an amendment to this Current Report on Form 8-K no later than September 1, 2022.

(d) Exhibits. The exhibits listed in the following Exhibit Index are filed as part of this current report.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of June 13, 2022, by and among Blink Charging Co., Blink Sub I Corp., Blink Sub II LLC, SemaConnect, Inc. and Shareholder Representative Services LLC (solely in its capacity as the stockholders’ representative) (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K of Blink Charging Co., filed with the SEC on June 14, 2022).*

10.1

Form of Registration Rights Agreement, dated as of June 15, 2022, by and among Blink Charging Co., the equityholders of SemaConnect, Inc. listed on the signature pages thereto and each equityholder of SemaConnect, Inc. to which shares of Blink Charging Co. common stock are issued in connection with the Acquisition.*

10.2	Employment Offer Letter, dated as of June 15, 2022, between SemaConnect, LLC, a Blink Charging company, and Mahi Reddy.

99.1	Press release issued by Blink Charging Co. on June 21, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the U.S. Securities and Exchange Commission upon request; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any document so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLINK CHARGING CO.

Dated: June 21, 2022	By:	/s/ Michael D. Farkas
	Name:	Michael D. Farkas
	Title:	Chairman and Chief Executive Officer